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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2002


                           PROSPERITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




         Texas                             0-25051               74-2331986
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


         4295 San Felipe
         Houston, Texas                                             77027
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300

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Item 5. Other Events.

         On July 12, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that it had completed the acquisition of The First State Bank, Needville, Texas. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated July 12, 2002 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7.  Financial Statements and Exhibit.

         Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

                    99.1 - Press Release dated July 12, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROSPERITY BANCSHARES, INC.


Dated:  July 12, 2002                      By:  /s/ James D. Rollins III
                                                --------------------------------
                                                    James D. Rollins III
                                                    Senior Vice President



                                  EXHIBIT INDEX

Exhibit
Number                    Description
-------                   -----------
  99.1          Press Release dated July 12, 2002.

                                       2